EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

August 3, 2026

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by Aspire Sponsor, LLC (the “Client”) in a bulk purchase. The review included a total of 647 residential mortgage loans in connection with the securitization identified as SPIRE 2026-5 (the “Securitization”). The Review was conducted from June 2025 through July 2026 on mortgage loans originated between January 2026 and July 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.
Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High-Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test

iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was Not Eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were Eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (647 loans in total):

Three (3) loans had an AVM, twenty-nine (29) loans had a Secondary Appraisal, and three hundred twenty-five (325) loans had Desk Reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There was one (1) occurrence of this.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the six hundred forty-seven (647) mortgage loans reviewed, two hundred seventy-three (273) unique mortgage loans (42.19% by loan count) had a total of four hundred twenty (420) discrepancies across twenty-one (21) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Value	74	17.62%
Qualifying LTV	45	10.71%
Qualifying CLTV	45	10.71%
Loan Purpose	40	9.52%
Subject Property Type	39	9.29%
Property Attachment Type	24	5.71%
Qualifying FICO	22	5.24%
Pricing Doc Type	20	4.76%
Qualifying Total Debt Income Ratio	18	4.29%
Refinance Purpose	16	3.81%
DSCR	15	3.57%
Amortization Term	15	3.57%
Escrow Flag	15	3.57%
Sales Price	11	2.62%
Prepayment Penalty Total Term	8	1.90%
Number of Units	4	0.95%
T&I	3	0.71%
Interest Rate	2	0.48%
Property Zip Code	2	0.48%
LTV	1	0.24%
Property Type	1	0.24%

Grand Total	420	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	476	$286,830,271.00	73.57%
Event Grade B	171	$102,679,390.00	26.43%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	647	$389,509,661.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	522	80.68%
Event Grade B	125	19.32%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	647	100.00%

Compliance Results: (As applicable, 91 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	512	92.09%
Event Grade B	44	7.91%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	556	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	627	96.91%
Event Grade B	20	3.09%

Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	647	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	326
		Missing Business Entity Formation Document	30
		Income and Employment Do Not Meet Guidelines	24
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	17
		Approval/Underwriting Summary Not Provided	16
		Missing Lender Income Calculation Worksheet	14
		Missing Lease Agreement	12
		Asset Qualification Does Not Meet Guideline Requirements	11
		Property Title Issue	10
		Application Profile Missing	9
		Approval/Underwriting Summary Partially Provided	8
		Purchase Contract is Incomplete	8
		The Final 1003 is Incomplete	7
		Rent Loss Insurance Missing	7
		Entity Documentation - Missing or Defective	7
		Borrower 1 3rd Party VOE Prior to Close Missing	7
		Missing final HUD-1 from sale of non-subject property	7
		Missing VOM or VOR	6
		Title Document Missing	6
		Missing Personal Guaranty	6
		Borrower 1 Photo Identification not provided	6
		The Final 1003 is Missing	6
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	6
		Asset 2 Does Not Meet Guideline Requirements	6
		HO6 Master Insurance Policy is Missing	6

Loan does not conform to program guidelines	5
Third Party Fraud Report not Provided	5
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	5
Business Purpose Affidavit/Disclosure Missing	5
Hazard Insurance Effective Date is after the Disbursement Date	5
Missing Letter of Explanation (Credit)	5
Borrower 1 CPA Letter Missing	4
The Note is Incomplete	4
Missing explanation and supporting documentation for large deposit(s)	4
Housing History Does Not Meet Guideline Requirements	4
Purchase is not considered to be an Arm's Length Transaction	3
Asset 1 Missing	3
Audited Reserves are less than Guideline Required Reserves (Number of Months)	3
Missing letter of explanation	3
Rent Loss Coverage Not Sufficient	3
Tradelines do not meet Guideline Requirements	3
The Total Hazard Coverage is LESS than the Required Coverage Amount	3
Borrower 2 Photo Identification not provided	3
Title Coverage is Less than Subject Lien	3
Audited LTV Exceeds Guideline LTV	3
Flood Certificate Missing	3
Asset 1 Does Not Meet Guideline Requirements	3
Missing Letter of Explanation (Income)	3
Missing an established escrow impound account for taxes and insurance.	2
Audited Interested Party Contribution Exceeds Guideline Program Maximum	2
Borrower 1 W2/1099 Missing	2
Hazard Insurance Policy is Missing	2
Missing Property Tax Cert	2
Purchase Contract does not Match Final CD	2
Hazard Insurance Policy is Partial	2
Purchase Contract is Missing	2
Flood Insurance Effective Date is after the Disbursement Date	2
Assets do not meet guideline requirements	2
Title Document is Partially Present	2
Audited FICO is less than Guideline FICO	2
Title Insurance Missing or Defective	2

The Deed of Trust is Incomplete	2
Delinquent Credit History Does Not Meet Guideline Requirements	2
Borrower 1 Business Bank Statements Missing	2
Missing Income - Bank Statements	2
Insufficient Assets for Reserves	1
Subject Property Address on Note does not match Insured Property Address	1
Asset 3 Missing	1
Evidence of Property Tax Missing	1
Income 1 Income Trend is Decreasing	1
Borrower 2 3rd Party VOE Prior to Close Missing	1
Asset Documentation Missing or Defective	1
Borrower 2 Business Bank Statements Missing	1
HO6 Master Insurance Policy is Partial	1
Flood Insurance Expiration Date is before the Disbursement Date	1
Subordinate lien does not meet guideline requirements	1
Flood Insurance Policy Missing	1
The Initial 1003 is Missing	1
Flood Insurance Policy Partially Provided	1
Third Party Fraud Report Partially Provided	1
Fraud Report Shows Uncleared Alerts	1
Missing Closing/Final Verbal VOE	1
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	1
Borrower 1 Credit Report is Incomplete	1
Borrower 2 Credit Report is Missing	1
Borrower 1 Business Bank Statements Less Than 12 Months Provided	1
Hazard Insurance Missing or Defective	1
Subject Property Lease - Missing or Defective	1
Asset 3 Does Not Meet Guideline Requirements	1
Borrower 1 Credit Report is Missing	1
OFAC Check Not Completed and/or Cleared	1
Borrower 1 Citizenship Documentation not provided	1
Other Rider is Missing	1
Asset 4 Missing	1
Overdraft/NSF Count Exceeds Tolerance	1
Closing Protection Letter Missing or Defective	1
Personal Guaranty Agreement Incomplete	1
Borrower 1 YTD Profit & Loss Missing	1
B1 Tax Preparer Credential Verification Does Not Meet Guidelines	1

	Missing Certificate of Occupancy	1
	Borrower Non-US Citizen Identification Document Missing	1
	DSCR is less than guideline minimum	1
	Asset 2 Missing	1
	Verified Liquid Assets Insufficient For Closing	1
	HO-6 Insurance Policy is Missing	1
	1-4 Family Rider is Missing	1
	Total Credit Grade (A) Exceptions:	728
B	Missing an established escrow impound account for taxes and insurance.	41
	Application Profile Missing	31
	Missing Business Entity Formation Document	16
	Rent Loss Insurance Missing	12
	Audited LTV Exceeds Guideline LTV	10
	Income and Employment Do Not Meet Guidelines	9
	Audited Interested Party Contribution Exceeds Guideline Program Maximum	7
	Asset 1 Does Not Meet Guideline Requirements	6
	Loan does not conform to program guidelines	6
	Asset Qualification Does Not Meet Guideline Requirements	4
	Tradelines do not meet Guideline Requirements	4
	Audited Loan Amount is greater than Guideline Maximum Loan Amount	3
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3
	Audited Reserves are less than Guideline Required Reserves (Number of Months)	3
	Missing Letter of Explanation (Income)	2
	Title Coverage is Less than Subject Lien	2
	Overdraft/NSF Count Exceeds Tolerance	2
	Asset 5 Does Not Meet Guideline Requirements	1
	Fraud Report Shows Uncleared Alerts	1
	Missing Lease Agreement	1
	Borrower 1 Credit Report is Incomplete	1
	Guideline Seasoning not Met	1
	Asset 3 Does Not Meet Guideline Requirements	1
	File does not contain all required Asset Statement(s)	1
	Missing VOM or VOR	1
	Missing Letter of Explanation (Assets)	1
	Property Title Issue	1
	Missing Personal Guaranty	1
	Rent Loss Coverage Not Sufficient	1

		Delinquent Credit History Does Not Meet Guideline Requirements	1
		Income 2 Income Trend is Decreasing	1
		Purpose does not meet eligibility requirement(s)	1
		Audited CLTV Exceeds Guideline CLTV	1
		Asset 4 Does Not Meet Guideline Requirements	1
		Income/Employment General	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		Income 1 Income Trend is Decreasing	1
		Hazard Insurance Effective Date is after the Disbursement Date	1
		Total Credit Grade (B) Exceptions:	182
Compliance	A	No Compliance Findings	131
		Charges That Cannot Increase Test	34
		Initial Loan Estimate Delivery Date Test (from application)	26
		Charges That In Total Cannot Increase More Than 10% Test	18
		TRID: Missing Loan Estimate	18
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	18
		Missing Required Affiliated Business Disclosure	16
		Lender Credits That Cannot Decrease Test	15
		Lender did not provide ATR/QM Status Determination	13
		Missing evidence of rate lock	13
		Revised Loan Estimate Delivery Date Test (prior to consummation)	9
		eSigned Documents Consent is Missing	8
		Higher-Priced Mortgage Loan Test	5
		Missing HUD-1 Closing Statement	5
		Qualified Mortgage APR Threshold Test	4
		TRID: Missing Closing Disclosure	3
		CA Per Diem Interest Amount Test	3
		Initial Closing Disclosure Delivery Date Test	2
		Qualified Mortgage Safe Harbor Threshold	2
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
		TRID Total of Payments Test	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Prepayment Penalty Information Unavailable	1
		TRID: Initial Loan Estimate not provided within 3 days of application.	1
		CA AB 260 Higher-Priced Mortgage Loan Test	1

		TILA Finance Charge Test	1
		Qualified Mortgage Lending Policy Points and Fees Test	1
		TILA Right of Rescission Test	1
		Initial Loan Estimate Delivery Date Test (prior to consummation)	1
		TRID: Closing disclosure loan terms- Monthly P&I	1
		Final HUD-1 Document is Missing	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Final CD: Estimated Taxes, Insurance, & Assessments "In escrow? is incomplete or inaccurate "	1
		Texas F2 Notice for Home Equity Disclosure Not Provided Within 3 Days of Application Date or 12 Days of Closing Date	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Total Compliance Grade (A) Exceptions:	359
	B	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	12
		Charges That Cannot Increase Test	11
		Lender Credits That Cannot Decrease Test	6
		Qualified Mortgage Lending Policy Points and Fees Test	6
		eSigned Documents Consent is Missing	3
		TILA Finance Charge Test	2
		Final CD: Non-Escrowed Property Costs over Year 1 description is missing or inaccurate	2
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Missing Initial Escrow Disclosure	1
		TILA Right of Rescission Test	1
		Homeownership Counseling Disclosure Is Missing	1
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		Total Compliance Grade (B) Exceptions:	48
Property	A	No Property Findings	215
		Property Issue(s) are Present	12
		Third Party Valuation Product Not Provided within 10% Tolerance	12
		Property/Appraisal General	9
		Appraisal is Missing	3
		Subject property appraisal is not on an as-is basis (Primary Value)	3
		External Obsolescence Present	3

	Completion Report or 1004D - Missing	3
	FEMA Post Disaster Inspection Report not Provided	3
	HOA Questionnaire is Missing	3
	Market Rent - Missing or Defective	2
	Condo Approval Missing	2
	Subject Property Lease - Missing or Defective	1
	The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	1
	The appraiser was not licensed (Primary Value)	1
	Ineligible Property	1
	Subject property appraisal is not on an as-is basis (Secondary Value)	1
	Hazard Insurance Missing or Defective	1
	Appraisal incomplete (missing map, layout, pages, etc.)	1
	Property Zoning Does Not Meet Program Requirements	1
	Unsupported adjustments or comps	1
	Missing Appraisal	1
	Was lowest appraised value used to qualify is No	1
	Missing Homeowner's Association Questionnaire	1
	No HOA fees on appraisal and property identified as a PUD	1
	Total Property Grade (A) Exceptions:	283
B	Property/Appraisal General	16
	Property Issue(s) are Present	3
	HOA Questionnaire is Missing	2
	Total Property Grade (B) Exceptions:	21

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines.  Employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the guidelines published.  Employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.

C
The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A
Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.

Valuation Event Grades
B
Additional secondary valuation products were obtained to support the original appraised value within 10%.  The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value cannot be supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition, or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms

D
The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.